Exhibit 99.2

     SHAWMUT NATIONAL    [Trademark Logo Depicting Chief Obbatinewat]
      CORPORATION
                                                   777 Main Street
                                                   Hartford, Connecticut 06115
     Contact: Vincent Loporchio                    One Federal Street
              (617) 292-3239                       Boston, Massachusetts 02211


                              FOR IMMEDIATE RELEASE

                          SHAWMUT NATIONAL CORPORATION
                    SUSPENSION OF DIVIDEND REINVESTMENT AND
                               STOCK PURCHASE PLAN

     Boston, MASS. and Hartford, CONN., February 22, 1995 - Shawmut National Corporation (NYSE: SNC) announced that, in light of its previously announced agreement of merger with Fleet Financial Group, Inc., Shawmut has suspended its dividend reinvestment and stock purchase plan, effective February 20, 1995, the date of the merger agreement, until further notice.